SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549




                            FORM 8-K

                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  April 15, 1999



               Exact Name of
Commission     Registrant        State or other    IRS Employer
File           as specified      Jurisdiction of   Identification
Number         in its charter    Incorporation     Number
-----------    --------------    ---------------   --------------

1-12609        PG&E Corporation  California        94-3234914

1-2348         Pacific Gas and   California        94-0742640
               Electric Company




Pacific Gas and Electric Company        PG&E Corporation
77 Beale Street, P.O. Box 770000        One Market, Spear Tower, Suite
2400
San Francisco, California  94177        San Francisco, California 94105

          (Address of principal executive offices) (Zip Code)


Pacific Gas and Electric Company        PG&E Corporation
        (415) 973-7000                   (415) 267-7000

    (Registrant's telephone number, including area code)


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Item 5.  Other Events


On April 15, 1999, PG&E Corporation announced that it has postponed the release of its first quarter earnings which had been scheduled for release on April 21, 1999, due to the delay in the issuance of a proposed decision in Pacific Gas and Electric Company's General Rate Case (GRC) proceeding pending before the California Public Utilities Commission (CPUC). (Pacific Gas and Electric Company is the utility subsidiary of PG&E Corporation.) Although a proposed decision in the GRC proceeding was originally scheduled by the CPUC to be issued earlier this year, it is currently expected that a proposed decision will not be issued until mid to late May 1999. PG&E Corporation will report first quarter earnings no later than May 17, 1999, the last day PG&E Corporation and Pacific Gas and Electric Company may timely file their Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

                             SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.


                          PG&E CORPORATION and
                          PACIFIC GAS AND ELECTRIC COMPANY



                                CHRISTOPHER P. JOHNS
                          By ________________________________
                              CHRISTOPHER P. JOHNS
                              Vice President and Controller
                               (PG&E Corporation)
                               Vice President and Controller
                               (Pacific Gas and Electric Company)

Dated: April 15, 1999